UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2013

RLJ ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-35675	45-4950432
(Commission File Number)	(IRS Employer Identification Number)

RLJ Entertainment, Inc.
8515 Georgia Avenue, Suite 650
Silver Spring, Maryland
(Address of principal executive offices)

Registrant’s telephone number, including area code: (301) 608-2115

3 Bethesda Metro Center, Suite 1000, Bethesda, Maryland 20814
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 15, 2013, RLJ Entertainment, Inc., a Nevada corporation, (the “Company”), issued a press release announcing its operating results for its first fiscal quarter ended March 31, 2013.

A copy of the press release is furnished as Exhibit 99.1 attached hereto and is incorporated by reference in its entirety into this Item 2.02 of this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act or otherwise subject to the liability of that section. Such information shall not be incorporated by reference in any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such a filing.

EBITDA and Other Non-GAAP Measures

In the press release, the Company discloses EBITDA, Adjusted EBITDA and Adjusted EBITDA (including integration savings) for the quarter ended March 31, 2013, and pro forma EBITDA, pro forma Adjusted EBITDA and pro forma Adjusted EBITDA (including integration savings) for the quarter ended March 31, 2013.  EBITDA, Adjusted EBITDA and Adjusted EBITDA (including integration savings) are non-GAAP financial measures, as defined in Regulation G promulgated by the Securities and Exchange Commission. A reconciliation of (i) EBITDA and Adjusted EBITDA to net income (loss) and (ii) Adjusted EBITDA to Adjusted EBITDA (including integration savings) is included in Exhibit 99.1.

These non-GAAP financial measures, EBITDA, Adjusted EBITDA and Adjusted EBITDA (including integration savings), are in addition to, not an alternative for, or superior to, measures of financial performance prepared in accordance with GAAP.  In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles.  The Company believes that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate the Company’s results of operations in conjunction with corresponding GAAP measures.

EBITDA is defined as earnings before interest, income tax provision, and depreciation and amortization.

Adjusted EBITDA represents EBITDA, as defined above, adjusted for one-time, non-recurring items not in management’s control, or non-operating related items.

Adjusted EBITDA (including integration savings) represents Adjusted EBITDA, as defined above, adjusted for the integration savings resulting from the business combination among the Company, Image Entertainment, Inc., and Acorn Media Group, Inc. (the “Business Combination”), that were quantified on or prior to the date of the closing of the Business Combination.

The Company believes EBITDA, Adjusted EBITDA and Adjusted EBITDA (including integration savings) to be meaningful indicators of our performance that provide useful information to investors regarding our financial condition and results of operations. EBITDA and Adjusted EBITDA are non-GAAP financial measures commonly used in the entertainment industry and by financial analysts and others who follow the industry to measure operating performance. Adjusted EBITDA (including integration savings) is a non-GAAP financial measure which reflects certain cost savings associated with the Business Combination. While the Company considers EBITDA, Adjusted EBITDA, and Adjusted EBITDA (including integration savings) to be important measures of comparative operating performance, they should be considered in addition to, but not as a substitute for, net income (loss) and other measures of financial performance reported in accordance with GAAP. EBITDA, Adjusted EBITDA and Adjusted EBITDA (including integration savings) do not reflect cash available to fund cash requirements. Not all companies calculate EBITDA, Adjusted EBITDA or Adjusted EBITDA (including integration savings) in the same manner and the measures, as presented, may not be comparable to similarly-titled measures presented by other companies.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release issued by RLJ Entertainment, Inc. on May 15, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLJ ENTERTAINMENT, INC.

Date: May 15, 2013	By:	/s/ JOHN P. AVAGLIANO
Name: John P. Avagliano
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press Release issued by RLJ Entertainment, Inc. on May 15, 2013.